SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Income Plus Fund (the “Fund”)

Effective February 1, 2015, Noah Wise, CFA is added as a Portfolio Manager for the Fund. A biographical description for Mr. Wise is included among the Portfolio Manager biographies listed for the Fund as follows:

“Mr. Wise joined Wells Capital Management or one of its predecessor firms in 2008, where he currently serves as a Portfolio Manager in the Fixed Income team. He was a Research Analyst prior to becoming a Portfolio Manager in 2013.”

            The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

Noah Wise, CFA[1]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 Mr. Wise became portfolio manager of the Fund in February 2015. The information presented in this table is as of the Fund’s fiscal year end, at which time he was not a manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership
Noah Wise, CFA	Income Plus Fund	$0

In addition, all references to Janet Rilling, CFA, CPA in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

January 30, 2015                                                                                                         IFAM015/P1003SP